UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

SEARCHCORE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26497 Rancho Parkway South Lake Forest, CA 92630 (Address of principal executive offices) (zip code)

(855) 266-4663 (Registrant’s telephone number, including area code)

_____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02. Termination of a Material Definitive Agreement.

On May 28, 2014, we repaid the promissory note to Asher Enterprises, Inc. that, on December 12, 2013, we entered into in connection with a Securities Purchase Agreement, pursuant to which we sold to Asher a 8% Convertible Promissory Note in the original principal amount of $63,000 (the “Note”). We repaid the entire principal balance of the Note, plus accrued interest and a prepayment premium, in the amount of Eighty Four Thousand Fifty Four Dollars and Eight Cents ($84,054.08).

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 (1)	Securities Purchase Agreement dated December 12, 2013

10.2 (1)	Convertible Promissory Note dated December, 2013
____________
(1) Incorporated by reference from our Current Report on Form 8-K dated and filed with the Commission on December 24, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchCore, Inc.

Dated: June 3, 2014	/s/ James Pakulis
By: James Pakulis
Its: President and Chief Executive Officer

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